EXHIBIT 99.1

CARVEOUT OPTICAL NETWORKING BUSINESS

OF INFINEON TECHNOLOGIES AG AND SUBSIDIARIES

Combined Financial Statements

(Unaudited)

March 31, 2005 and 2004

CARVEOUT OPTICAL NETWORKING BUSINESS OF

INFINEON TECHNOLOGIES AG AND SUBSIDIARIES

Combined Balance Sheets

March 31, 2005 and 2004

(euros, in thousands)

	2005 (Unaudited)	2004 (Unaudited)
Assets
Current assets:
Trade accounts receivable	€173	278
Inventories (note 3)	208	—

Total current assets	381	278

Equipment, net	542	952

Total assets	€923	1,230

Liabilities and Business Equity
Current liabilities:
Trade accounts payable	€134	232
Accrued liabilities	780	856

Total current liabilities	914	1,088

Business equity:
Investments by and advances from Infineon Technologies AG (note 4)	34,639	26,091
Accumulated deficit	(34,630)	(25,949)

Total business equity	9	142

Total liabilities and business equity	€923	1,230

See accompanying notes to the combined financial statements.

CARVEOUT OPTICAL NETWORKING BUSINESS OF

INFINEON TECHNOLOGIES AG AND SUBSIDIARIES

Combined Statements of Operations

Six months ended March 31, 2005 and 2004

(euros, in thousands)

	2005 (Unaudited)	2004 (Unaudited)
Net sales	€1,090	345
Cost of sales	458	305

Gross profit	632	40

Research and development expenses	3,083	4,020
Selling expenses	541	568
General and administrative expenses	409	422

Total expenses	4,033	5,010

Operating loss	(3,401)	(4,970)

Other nonoperating income (expenses)	(19)	13

Net loss	€(3,420)	(4,957)

See accompanying notes to the combined financial statements.

CARVEOUT OPTICAL NETWORKING BUSINESS OF

INFINEON TECHNOLOGIES AG AND SUBSIDIARIES

Combined Statements of Business Equity

Six months ended March 31, 2005 and 2004

(euros, in thousands)

	Investments by and advances from Infineon Technologies AG (Unaudited)	Accumulated deficit (Unaudited)	Total business equity (Unaudited)
Balances at September 30, 2003	€21,425	(20,992)	433

Net investments by and advances from Infineon	4,666	—	4,666
Net loss	—	(4,957)	(4,957)

Balances at March 31, 2004	€26,091	(25,949)	142

Balances at September 30, 2004	31,246	(31,210)	36

Net investments by and advances from Infineon	3,393	—	3,393
Net loss	—	(3,420)	(3,420)

Balances at March 31, 2005	€34,639	(34,630)	9

See accompanying notes to the combined financial statements.

CARVEOUT OPTICAL NETWORKING BUSINESS OF

INFINEON TECHNOLOGIES AG AND SUBSIDIARIES

Combined Statements of Cash Flows

Six months ended March 31, 2005 and 2004

(euros, in thousands)

	2005 (Unaudited)	2004 (Unaudited)
Cash flows from operating activities:
Net loss	€(3,420)	(4,957)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	221	231
Changes in operating assets and liabilities:
Accounts receivable	508	(219)
Inventory	(208)	—
Accounts payable	(14)	182
Accrued liabilities	(474)	97

Net cash used in operating activities	(3,387)	(4,666)

Cash flows from investing activities:
Purchases of equipment	(6)	—

Net cash used in investing activities	(6)	—

Cash flows from financing activities:
Net investments by and advances from Infineon	3,393	4,666

Net cash provided by financing activities	3,393	4,666

Increase in cash and cash equivalents	—	—

Cash and cash equivalents, beginning of year	—	—

Cash and cash equivalents, end of year	€—	—

See accompanying notes to the combined financial statements.

CARVEOUT OPTICAL NETWORKING BUSINESS

OF INFINEON TECHNOLOGIES AG AND SUBSIDIARIES

Notes to Combined Financial Statements

March 31, 2005 and 2004

(Unaudited)

(Euros in thousands, except where otherwise stated)

(1)	Description of Business, Formation and Basis of Presentation

(a)	Description of Business

The Optical Networking Business of Infineon Technologies AG (ON Business) designs, develops, manufactures and markets semiconductor solutions for the optical networking market. The ON Business is part of the communications segment of Infineon Technologies AG (Infineon). The ON Business is headquartered in the United States and has operations in Germany, India and Hong Kong. Selling activities are conducted through the Infineon sales organizations.

On April 7, 2005, Infineon and Exar Corporation (Exar) announced that they have entered into an agreement whereby Exar has agreed to acquire, for US $11 million in cash, the intellectual property associated with certain product lines of the ON Business. The product lines purchased by Exar (the Carveout Business) consist of Daffodil, R-Mac, Calla SAN and the VCAT/LCAS IP block. Daffodil is currently shipping to customers and the other two products and the VCAT/LCAS IP block are in various stages of development and have not reached the production stage.

Daffodil is a full duplex four STS-192/STM-64 MUX/DEMUX with full framer functionality. R-Mac is a standard-compliant 5 Gbit/s RPR Media Access Controller. Calla SAN is a device that enables Fiber Channel (FC) over SDH/Sonet MAN/WAN infrastructure.

On September 1, 2004, Infineon entered into a development and license agreement with Paxonet Communications relating to the development of a VCAT / LCAS IP block. Paxonet agreed to make modifications (Development Results) as required by Infineon to some existing blocks (Licensed IP) owned by them. The Development Results are joint property of Infineon and Paxonet, and both parties are entitled to freely use them for any purpose. Paxonet also granted to Infineon a worldwide, non-exclusive, nontransferable, nonsublicensable, perpetual license to the Licensed IP.

(b)	Basis of Presentation

The accompanying unaudited combined financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America and applicable Securities and Exchange Commission (the SEC) regulations for interim financial information, and are derived from Infineon’s historical accounting records. They are presented on a “carve-out” basis to include the historical operations applicable to the Carveout Business and the historical basis of the assets and liabilities related to the Carveout Business. Certain information and footnote disclosures normally included in financial statements prepared in accordance with accounting principles generally accepted in the United States of America have

CARVEOUT OPTICAL NETWORKING BUSINESS

OF INFINEON TECHNOLOGIES AG AND SUBSIDIARIES

Notes to Combined Financial Statements

March 31, 2005 and 2004

(Unaudited)

(Euros in thousands, except where otherwise stated)

been condensed or omitted pursuant to the SEC rules and regulations. In the opinion of management, all adjustments (consisting only of normal recurring adjustments) necessary for a fair presentation of financial position and results of operations have been made. Operating results for interim periods are not necessarily indicative of results which may be expected for a full year.

The combined financial statements include all revenues and expenses attributable to the Carveout Business. Specifically identifiable operating expenses or revenues of the Carveout Business are charged or credited directly to income or loss. Project related research and development costs, including related fringes and payroll amounts, are allocated on a specific identification basis.

The combined statement of operations includes depreciation expense for all property, plant and equipment owned and operated by the Carveout Business. Expenditures related and indirectly attributable to the Carveout Business which have been incurred by Infineon are allocated to the Carveout Business. These allocated expenditures include expenses for certain functions and services performed by centralized Infineon departments, a portion of Infineon’s general corporate expenses, and certain corporate research and development expenses. Allocation methods include proportionate allocation on the basis of sales, total expenses and employee head count.

Transactions between the Carveout Business and Infineon are described in note 4. Due to the significant relationship between Infineon and the Carveout Business, it is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated third parties. Management believes the assumptions underlying the financial statements are reasonable. However, these allocations and estimates are not necessarily indicative of the costs that would have resulted if the Carveout Business had been operated on a stand-alone basis, nor are they indicative of future costs.

Unless otherwise noted, all assets and liabilities specifically identifiable with the Carveout Business are included in the preparation of combined financial statements. All significant intercompany balances and transactions within the Carveout Business have been eliminated in combination.

(2)	Summary of Significant Accounting Policies

(a)	Reporting and Foreign Currency

Infineon’s reporting currency is the euro, and therefore the accompanying financial statements are presented in euros. There are no foreign currency translation adjustments for the periods presented.

CARVEOUT OPTICAL NETWORKING BUSINESS

OF INFINEON TECHNOLOGIES AG AND SUBSIDIARIES

Notes to Combined Financial Statements

March 31, 2005 and 2004

(Unaudited)

(Euros in thousands, except where otherwise stated)

(b)	Revenue Recognition

Revenue from products sold to customers is recognized when persuasive evidence of an arrangement exists, the price is fixed or determinable, shipment is made and collectibility is reasonably assured. Reductions to revenue are recorded for estimated product return and allowances and for discounts and price protection, based on actual historical experience, at the time the related revenue is recognized.

(c)	Inventories

Inventories are valued at the lower of cost or market, cost being generally determined on the basis of an average method. Cost consists of purchased component costs and manufacturing costs, which comprise direct material and labor costs and applicable indirect costs.

(d)	Equipment

Equipment is valued at cost less accumulated depreciation. Depreciation expense is generally recognized using a straight-line method. The estimated useful lives of assets are as follows:

Asset class name	Life
Technical systems and machinery	5
Tools and test equipment	3

(e)	Other Comprehensive Income

Other comprehensive income is equal to net income for all periods presented.

(f)	Impairment of Long-Lived Assets

The Carveout Business reviews long-lived assets, including equipment, for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Estimated fair value is generally based on either appraised value or measured by discounted estimated future cash flows. Considerable management judgment is necessary to estimate discounted future cash flows. The Carveout Business has determined no impairment exists for any of the periods presented.

CARVEOUT OPTICAL NETWORKING BUSINESS

OF INFINEON TECHNOLOGIES AG AND SUBSIDIARIES

Notes to Combined Financial Statements

March 31, 2005 and 2004

(Unaudited)

(Euros in thousands, except where otherwise stated)

(g)	Use of Estimates

The preparation of the combined financial statements requires management of the Carveout Business to make a number of estimates and assumptions relating to the reported amount of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the combined financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

(h)	Taxes

Income tax expense in the accompanying combined statements of operations has been calculated using a separate return basis, although the Carveout Business is included in Infineon’s tax returns. Under this method, income taxes are allocated to members of the Infineon group by applying SFAS No. 109, “Accounting for Income Taxes,” to each member of the group as if it were a separate tax paying entity. The asset and liability method is used to recognize deferred tax assets and liabilities. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Investment tax credits are recognized as a reduction of tax expenses for the period in which the tax credits arise.

(i)	Investments by and Advances from Infineon

Because a direct ownership relationship does not exist among the various entities comprising the Carveout Business, Infineon’s investments and advances represent Infineon’s interest in the recorded net assets of the Carveout Business, and are shown as business equity in lieu of shareholder’s equity in the financial statements. All inter-company transactions, including charges and cost allocations for facilities, functions and services performed by Infineon for the Carveout Business are reflected in this amount. Additionally, the Carveout Business’ historical capital structure may not be necessarily indicative of the capital that the Carveout Business would require as a separate company.

(j)	Research and Development Expenses and Agreements

Research and development costs are expensed as incurred. In the normal course of business, Infineon has entered into license agreements whereby Infineon purchased

CARVEOUT OPTICAL NETWORKING BUSINESS

OF INFINEON TECHNOLOGIES AG AND SUBSIDIARIES

Notes to Combined Financial Statements

March 31, 2005 and 2004

(Unaudited)

(Euros in thousands, except where otherwise stated)

the rights to use another company’s intellectual property or technology. To the extent that the Carveout Business uses this intellectual property subject to the third party license agreements, those costs specifically attributable to these documents are allocated to the Carveout Business.

(k)	Product-related Expenses

Shipping and handling costs associated with product sales are included in cost of sales. Expenditures for advertising, sales promotion and other sales-related activities are expensed as incurred. Provisions for estimated costs related to product warranties are generally made at the time the related sale is recorded.

(l)	Economic Dependency

The accompanying combined financial statements have been prepared on the basis of the Carveout Business as a going concern. Due to the losses incurred and the cash used in operating activities to date, the Carveout Business has been economically dependent upon Infineon for providing necessary financing to fund its operating losses and meet its capital requirements.

(m)	Financial Instruments

Financial instruments held by the Carveout Business include accounts receivable, accounts payable and accrued liabilities. The Carveout Business believes that the carrying amount of their financial instruments approximates their fair value.

(n)	Stock Options

Infineon has a stock option plan for certain of its employees. As the Carveout Business has no full-time employees, information regarding option disclosures cannot be allocated to the Carveout Business. Infineon did not recognize any compensation expense related to stock options for any of the years presented herein.

(o)	Recent Accounting Pronouncements

In January 2003, the Financial Accounting Standards Board (FASB) issued Interpretation No. 46, “Consolidation of Variable Interest Entities”, which addresses consolidation by business enterprises of variable interest entities which have one or both of the following characteristics: (1) The equity investment at risk is not sufficient to permit the entity to finance its activities without support from other parties and (2) the equity investors lack one or more of the defined essential characteristics of a controlling financial interest. Interpretation No. 46 requires existing unconsolidated variable interest entities to be consolidated by their primary beneficiaries if the entities do not effectively disperse risks among the participating

CARVEOUT OPTICAL NETWORKING BUSINESS

OF INFINEON TECHNOLOGIES AG AND SUBSIDIARIES

Notes to Combined Financial Statements

March 31, 2005 and 2004

(Unaudited)

(Euros in thousands, except where otherwise stated)

parties. In December 2003, the FASB issued Interpretation No. 46 (revised December 2003), “Consolidation of Variable Interest Entities, an interpretation of ARB No. 51”, which replaces the original FASB Interpretation No. 46 and addresses consolidation by business enterprises of certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support. This delayed the effective date of this Interpretation for variable interest entities created before February 1, 2003 for the Carveout Business until October 1, 2003. The provisions of Interpretation 46 did not have a material impact on the Carveout Business’ financial statements.

In July 2003, the Emerging Issues Task Force (EITF) reached a consensus on Issue 03-5, “Applicability of AICPA Statement of Position 97-2 (SOP 97-2) to Non-Software Deliverables” (EITF 03-5). The consensus was reached that SOP 97-2 is applicable to non-software deliverables if they are included in an arrangement that contains software that is essential to the non-software deliverables’ functionality. This consensus is applied to Carveout Business’ financial year beginning October 1, 2003. The provisions of the EITF 03-5 did not have a material impact on the Carveout Business’ financial statements.

In December 2003, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 132 (revised 2003), “Employers’ Disclosures about Pensions and Other Postretirement Benefits, an amendment of FASB Statements No. 87, 88, and 106”, which revises employers’ disclosures about pension plans and other postretirement benefit plans. SFAS No. 132 (revised 2003) requires additional disclosures to those in the original SFAS No. 132, which it replaces. SFAS No. 132 (revised 2003) is effective for the Carveout Business year ending September 30, 2005, with interim-period disclosures requirements effective for the Carveout Business from January 1, 2004. The Carveout Business does not expect the adoption of SFAS No. 132 (revised 2003) to have a material effect on its combined financial statements.

(3)	Inventories

Daffodil did not reach production until November 2004. There was no inventory for this product as of March 31, 2004, as all costs of wafers and packages were expensed as incurred consistent with Infineon’s policies for products in the pre-production phase. All other products in the Carveout Business were in the design phase in these time periods and hence had no inventory.

CARVEOUT OPTICAL NETWORKING BUSINESS

OF INFINEON TECHNOLOGIES AG AND SUBSIDIARIES

Notes to Combined Financial Statements

March 31, 2005 and 2004

(Unaudited)

(Euros in thousands, except where otherwise stated)

At March 31, 2005, inventory consisted of the following:

Work in process	€3
Finished goods	205

€208

(4)	Financing and Capital Requirements

The Carveout Business is dependent upon Infineon for its financing and capital requirements. Infineon uses a centralized approach to cash management and the financing of operations. The Carveout Business utilizes Infineon’s centralized cash management services for its operations. As a result, none of Infineon’s cash, cash equivalents, or direct indebtedness has been allocated to the Carveout Business in the accompanying combined financial statements. To the extent Infineon has financed the operations of the Carveout Business, such amounts have been reflected as investments by and advances from Infineon in the accompanying combined financial statements.

CARVEOUT OPTICAL NETWORKING BUSINESS

OF INFINEON TECHNOLOGIES AG AND SUBSIDIARIES

Notes to Combined Financial Statements

March 31, 2005 and 2004

(Unaudited)

(Euros in thousands, except where otherwise stated)

Cost allocations from Infineon during the six months ended March 31, 2005 and 2004, include the following:

	2005	2004
Infineon cost allocations:
Cost of goods sold	€458	305
Research and development expenses	473	282
Selling expenses	541	568
General and administrative expenses	409	422
Other nonoperating income (expenses)	(19)	13

There were no other related party transactions for the six months ended March 31, 2005 and 2004.